UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 8, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 8, 2011, management of Brooklyn Federal Bancorp, Inc. (the “Company”) recommended to the Audit Committee of the Company’s Board of Directors, and the Audit Committee agreed, that the Company’s consolidated financial statements for the first three quarters of fiscal 2010 contained in the Company’s quarterly reports on Forms 10-Q, filed with the Securities and Exchange Commission (“SEC”) on February 10, 2010, May 17, 2010 and August 16, 2010 (the “Fiscal 2010 Forms 10-Q”), should be restated, and that such financial statements and related disclosures should no longer be relied upon.

Management made this determination in connection with the preparation of its audited consolidated financial statements for its fiscal year ended September 30, 2010.  In connection with the preparation of the fiscal year-end financial statements, in consultation with its independent registered public accounting firm, management concluded it had miscalculated the allowance for loan and lease losses (“ALLL”) of its subsidiary, Brooklyn Federal Savings Bank (the “Bank”).  This miscalculation related to the appropriate timing for the recognition of partial loan charge-offs, which is the base factor in the calculation of ALLL and will be resolved in the determination of ALLL for the Company’s audited financial statements for the 2010 fiscal year.  As a result of management’s reevaluation of its methodology for determining ALLL, the Company has been delayed in finalizing its audited financial statements for fiscal year 2010.  In connection with this review, management also determined that the miscalculation identified in the determination of ALLL during fiscal 2010 resulted in the recording of an incorrect allowance reserve in each of the fiscal 2010 quarters.  Therefore, in connection with filing its Form 10-K for fiscal 2010, the Company intends to restate the financial statements for each of the 2010 fiscal quarters and file amended Fiscal 2010 Forms 10-Q reflecting adjusted financial results based on adjustments to the Bank’s ALLL.  The adjustments to be made to ALLL in the three quarters will also impact the provision for income taxes for the same periods.

Management is working diligently with the Company’s independent registered public accounting firm to finalize the adjustments to be made to ALLL and to finalize its audited financial statements and Form 10-K for fiscal 2010.  The Company expects to file its 2010 fiscal year Form 10-K and amended Fiscal 2010 Forms 10-Q reflecting the amended and restated quarterly consolidated financial statements with the SEC by no later than June 27, 2011.

Based on the need to restate the financial statements set forth in the Fiscal 2010 Forms 10-Q and management’s and the Audit Committee’s conclusions regarding changes needed to the Company’s and the Bank’s methodology for determining ALLL, management and the Audit Committee have concluded that, during fiscal 2010, there was a material weakness in the Company’s internal control over financial reporting and that its disclosure controls were not adequate and the Company’s prior statements regarding disclosure controls set forth in the Fiscal 2010 Forms 10-Q should no longer be relied upon.  Management is in the process of implementing procedures to remediate the identified material weakness.

The Audit Committee and management have discussed the matters disclosed in this report with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 10, 2011	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer

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